                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of report (Date of earliest event reported): August 2, 2004


                               ARDEN REALTY, INC.
                               ------------------
             (Exact Name of registrant as specified in its charter)


         Maryland                     1-12193                95-4578533
         --------                     -------                ----------
(State of other jurisdiction        (Commission           (I.R.S. Employer
     of Incorporation)              File Number)         Identification No.)


      11601 Wilshire Boulevard, Fourth Floor, Los Angeles, California 90025
      ---------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (310) 966-2600
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)



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        ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On August 2, 2004 the registrant issued a press release announcing its earnings for the quarter ended June 30, 2004. The press release is attached to this current report as Exhibit 99.1 and is incorporated by reference to this report.

        The information in this report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






Dated:  August 2, 2004                             ARDEN REALTY, INC.




                                                   By: /s/ Richard S. Davis
                                                       -------------------------
                                                       Richard S. Davis
                                                       Senior Vice President and
                                                       Chief Financial Officer



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                                  EXHIBIT INDEX

    Exhibit
    Number           Description
    ------           ------------
    99.1*            Press release dated August 2, 2004.


    * Filed herewith


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